UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                  SCHEDULE 14A

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement          [_]  Soliciting Material Pursuant to
[_]  Confidential, For Use of the              SS.240.14a-11(c) or SS.240.14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials


                                 SUSSEX BANCORP
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)   Title of each class of securities to which transaction applies:

________________________________________________________________________________
2)   Aggregate number of securities to which transaction applies:

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3)   Per unit price or other underlying value of transaction  computed  pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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4)   Proposed maximum aggregate value of transaction:

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5)   Total fee paid:

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     [_]  Fee paid previously with preliminary materials:

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     [_]  Check box if any part of the fee is offset as provided by Exchange Act
          Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

          1)   Amount previously paid:

________________________________________________________________________________
          2)   Form, Schedule or Registration Statement No.:

________________________________________________________________________________
          3)   Filing Party:

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          4)   Date Filed:

________________________________________________________________________________

SUSSEX BANCORP
399 State Highway 23
P.O. Box 353
Franklin, NJ 07416
                                                                  March 19, 2001


To Our Stockholders:

         You are cordially invited to attend the Annual Meeting of Stockholders (the "Annual Meeting") of Sussex Bancorp (the "Company"), the holding company for The Sussex County State Bank (the "Bank"), to be held on April 25, 2001, at 10:30 a.m. at the Bank's Augusta office, 100 Route 206, Augusta, New Jersey.

         At the Annual Meeting stockholders will be asked to consider and vote upon the following matters:

         1. The election of three directors to the Company's Board of Directors to each serve for a term of three years; and

         2.  Approval of the Sussex Bancorp 2001 Stock Option Plan.

         The Board of Directors of the Company believes that the election of its nominees to the Board of Directors and the proposal being submitted are each in the best interests of the Company and its stockholders and unanimously recommends that you vote "FOR" each of the Board's nominees and the proposal.

         Your cooperation is appreciated since a majority of the Common Stock of the Company must be represented, either in person or by proxy, to constitute a quorum for the conduct of business. Whether or not you expect to attend, please sign, date and return the enclosed proxy card promptly in the postage-paid envelope provided so that your shares will be represented.

                                                        Very truly yours,


                                                        /s/ William E. Kulsar
                                                        ---------------------
                                                        William E. Kulsar
                                                        Secretary

                                 SUSSEX BANCORP
                              399 State Highway 23
                                  P.O. Box 353
                               Franklin, NJ 07416


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD April 25, 2001


         Notice is hereby given that the Annual Meeting of Stockholders (the "Annual Meeting") of Sussex Bancorp (the "Company") will be held at the Bank's Augusta office, 100 Route 206, Augusta, New Jersey, on April 25, 2001, at 10:30 a.m. for the purpose of considering and voting upon the following matters:

         1. The election of William E. Kulsar, Irvin Ackerson and Terry Thompson to serve as directors of the Company, each for a term of three years and until his successor is elected and duly qualified;

         2.  Approval of the Sussex Bancorp 2001 Stock Option Plan; and

         3.  Such  other  business  as shall  properly  come  before  the Annual
             Meeting.

         Stockholders of record at the close of business on March 5, 2001 are entitled to notice of and to vote at the Annual Meeting. Whether or not you contemplate attending the Annual Meeting, it is suggested that the enclosed proxy be executed and returned to the Company. You may revoke your proxy at any time prior to the exercise of the proxy by delivering to the Company a later proxy or by delivering a written notice of revocation to the Company.

                                              By Order of the Board of Directors

                                              /s/ William E. Kulsar
                                              ---------------------
                                              William E. Kulsar
                                              Secretary

Franklin, New Jersey
March 19, 2001


                   IMPORTANT---PLEASE MAIL YOUR PROXY PROMPTLY

                                 SUSSEX BANCORP
                              399 State Highway 23
                                  P.O. Box 353
                               Franklin, NJ 07416

                      ------------------------------------

                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                                 April 25, 2001


                       -----------------------------------


                       GENERAL PROXY STATEMENT INFORMATION

            This Proxy Statement is being furnished to stockholders of Sussex Bancorp (the "Company") in connection with the solicitation by the Board of Directors of proxies to be used at the annual meeting of stockholders (the "Annual Meeting"), to be held on April 25, 2001, at 10:30 a.m., at the Bank's Augusta office, 100 Route 206, Augusta, New Jersey and at any adjournments thereof. The 2000 Annual Report to Stockholders, including consolidated financial statements for the fiscal year ended December 31, 2000, and a proxy card, accompanies this Proxy Statement, which is first being mailed to record holders on or about March 19, 2001.

Solicitation and Voting of Proxies

            Regardless of the number of shares of common stock, no par value, of the Company ("Common Stock") owned, it is important that you vote by completing the enclosed proxy card and returning it signed and dated in the enclosed postage-paid envelope. Stockholders are urged to indicate their vote in the spaces provided on the proxy card. Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. Where no instructions are indicated, signed proxy cards will be voted "FOR" the election of each of the nominees for director named in this Proxy Statement and "FOR" approval of the Sussex Bancorp 2001 Stock Option Plan.

            Other than the matters set forth on the attached Notice of Annual Meeting of Stockholders, the Board of Directors knows of no additional matters that may be presented for consideration at the Annual Meeting. Execution of a proxy, however, confers on the designated proxy holders discretionary authority to vote the shares in accordance with their best judgment on such other business, if any, that may properly come before the Annual Meeting and at any adjournments thereof, including whether or not to adjourn the Annual Meeting.

            A proxy may be revoked at any time prior to its exercise by sending a written notice of revocation to the Company, 399 State Highway 23, P.O. Box 353, Franklin, New Jersey 07416, Attn: Candace A. Leatham. A proxy filed prior to the Annual Meeting may be revoked by delivering to the Company a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. However, if you are a stockholder whose shares are not registered in your own name, you will need appropriate documentation from your record holder to vote personally at the Annual Meeting.

            The cost of solicitation of proxies on behalf of the Board of Directors will be borne by the Company. Proxies may also be solicited personally or by mail or telephone by directors, officers and other employees of the Company and The Sussex County State Bank (the "Bank"), its wholly-owned subsidiary, without additional compensation therefor. The Company will also request persons, firms and corporations holding shares in their names, or in the name of their nominees, which are beneficially owned by others, to send proxy material to and obtain proxies from such beneficial owners, and will reimburse such holders for their reasonable expenses in doing so.

Voting Securities

            The securities which may be voted at the Annual Meeting consist of shares of the Company's Common Stock, with each share entitling its owner to one vote on all matters to be voted on at the Annual Meeting, except as described below. There is no cumulative voting for the election of directors.

            The close of business on March 5, 2001, has been fixed by the Board of Directors as the record date (the "Record Date") for the determination of stockholders of record entitled to notice of and to vote at the Annual Meeting and at any adjournments thereof. The total number of shares of Common Stock outstanding on the Record Date was 1,643,925 shares.

            The presence, in person or by proxy, of the holders of at least a majority of the total number of shares of Common Stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. In the event that there are not sufficient votes for a quorum, or to approve or ratify any matter being presented at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit the further solicitation of proxies.

            The proxy card being provided by the Board of Directors enables a stockholder to vote "FOR" the election of the nominees proposed by the Board of Directors, or to "WITHHOLD AUTHORITY" to vote for one or more of the nominees being proposed. Under New Jersey law and the Company's Bylaws, directors are elected by a plurality of votes cast, without regard to broker non-votes or abstentions. The Proxy card also enables a stockholder to vote "FOR" or "AGAINST" approval of the Sussex Bancorp 2001 Stock Option Plan ("2001 Option Plan"), or to "ABSTAIN" from voting on the 2001 Option Plan. Under New Jersey law, the 2001 Option Plan must be approved by the majority of votes cast at the Annual Meeting, without regard to broker non-votes or abstentions.

                       PROPOSAL 1 - ELECTION OF DIRECTORS


            The Company's Certificate of Incorporation and its Bylaws authorize a minimum of five (5) and a maximum of twenty-five (25) directors but leave the exact number to be fixed by resolution of the Board of Directors. The Board has fixed the number of directors at eight (8).

            Directors are elected to serve for staggered terms of three years each, with the term of certain directors expiring each year. Directors serve until their successors are duly elected and qualified.

            If, for any reason, any of the nominees become unavailable for election, the proxy solicited by the Board of Directors will be voted for a substitute nominee selected by the Board of Directors. The Board has no reason to believe that any of the named nominees is not available or will not serve if elected. Unless authority to vote for the nominee is withheld, it is intended that the shares represented by the enclosed proxy card, if executed and returned, will be voted "FOR" the election of the nominees proposed by the Board of Directors.

            Mr. Terry H. Thompson, the Executive Vice President and Chief Operations Officer of the Bank, was appointed to the Board of Directors of the Company effective January 1, 2001, and is standing for election for the first time at this Annual Meeting.


            THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THE NOMINEES NAMED IN THIS PROXY STATEMENT.


Information with respect to the Nominees

            The following tables set forth, as of the Record Date, the names of the nominees for election and those directors whose terms continue beyond the Annual Meeting, their ages, a brief description of their recent business experience, including present occupations, and the year in which each became a director of the Company or the Bank. No nominee is a director of another company registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of such Act or any company registered as an investment company under the Investment Company Act of 1940.

                                     Table I
                        Nominees for 2000 Annual Meeting
--------------------------------------------------------------------------------------------------------

      Name, Age and Position           Principal Occupations During       Director            Term
         With the Company                    Past Five Years              Since (1)          Expires
------------------------------ -------------------------------------- ----------------- ----------------
Irvin Ackerson, 78             Excavating Contractor
Director                       Ackerson Contracting Co.                     1976               2001
                               Oak Ridge, New Jersey
------------------------------ -------------------------------------- ----------------- ----------------

William E. Kulsar, 64          Certified Public Accountant
Secretary and Director         Caristia, Kulsar & Wade, P.A.                1976               2001
                               Sparta, New Jersey
------------------------------ -------------------------------------- ----------------- ----------------

Terry Thompson, 54             Executive Vice President and Chief
Director                       Operations Officer of the Bank               2001               2001

------------------------------ -------------------------------------- ----------------- ----------------

-------------------------------
(1) Includes prior service on Board of Directors of the Bank prior to formation of the Company.

                                    Table II
    Directors of the Company whose Terms Continue Beyond this Annual Meeting
------------------------------------------------------- --------------------------------------------------

   Name, Age and Position                Principal Occupations During            Director        Term
      With the Company                          Past Five Years                  Since (1)      Expires
------------------------------ --------------------------------------------- --------------- -------------
Richard Scott, 65              Dentist, Richard Scott, DDS                         1976           2002
Director                       Franklin, New Jersey
------------------------------ --------------------------------------------- --------------- -------------

Joseph Zitone, 69              General Contractor, Zitone Construction             1984           2002
Director                       Montague, New Jersey
------------------------------ --------------------------------------------- --------------- -------------

Mark J. Hontz, 34              Partner                                             1998           2003
Director                       Hollander Hontz Weaver & Hinkes, L.L.C.
                               Newton, New Jersey
------------------------------ --------------------------------------------- --------------- -------------

Donald L. Kovach, 66           Chairman, CEO and President of the
Chairman of the Board, CEO     Company and the Bank and
                               Attorney at Law                                      1976          2003
and President                  Franklin, New Jersey
------------------------------ --------------------------------------------- --------------- -------------

Joel D. Marvil, 66             Chairman of Manufacturing Co.                        1989          2003
Director                       Ames Rubber Corporation
                               Hamburg, New Jersey
------------------------------ --------------------------------------------- --------------- -------------

------------------------------
(1) Includes prior service on Board of Directors of the Bank prior to formation of the Company.

Board of Directors' Meetings


     Pursuant to the New Jersey Business Corporation Act and the Company's by-laws, the Company's business and affairs are managed under the direction of the Board of Directors.

     Members of the Board are kept informed of the Company's business through discussions with the Chairman of the Board of Directors and the Company's officers, by reviewing materials provided to them, and by participating in meetings of the Board of Directors and its committees.


     The Board of Directors of the Company held twelve meetings during 2000. The Board of Directors holds regularly scheduled meetings each month and special meetings as circumstances require.

     All of the directors of the Company attended at least 75% of the total number of Board meetings held and committee meetings held during 2000.

Committees of the Board


     During 2000, the Board of Directors maintained two committees: the Audit Committee and the Compensation Committee. The Company does not maintain a separate Nominating Committee. The full Board acts as a Nominating Committee.

     Audit Committee. The Company's Audit Committee consisted during 2000 of Directors William E. Kulsar (Chairman), Richard Scott, and Mark J. Hontz. The Audit Committee met four times during 2000.


                             Audit Committee Report
                             ----------------------

     The Audit Committee meets periodically to consider the adequacy of the Company's financial controls and the objectivity of its financial reporting. The Audit Committee meets with the Company's independent auditors and the Company's internal auditors, both whom have unrestricted access to the Audit Committee.


     All Directors who serve on the Audit Committee are "independent" for purposes of the American Stock Exchange listing standards. The Board has adopted a written charter for the Audit Committee setting for the audit related functions the Audit Committee is to perform. A copy of the Charter is attached as Exhibit A to this Proxy Statement.


     In connection with this year's financial statements, the Audit Committee has reviewed and discussed the Company's audited financial statements with the Company's officers and Radics & Co., LLP, our independent auditors. We have discussed with Radics & Co., LLP, the matters required to be discussed by Statement on Auditing Standards 61 (Communication with Audit Committees). We also have received the written disclosures and letters from Radics & Co., LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and have discussed with representatives of Radics & Co. their independence.

     Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on form 10-KSB for the fiscal year 2000 for filing with the U.S. Securities and Exchange Commission.


     William E. Kulsar (Chairman)
     Richard Scott
     Mark J. Hontz.


     Compensation Committee. The Company maintains a Compensation Committee which sets the compensation for the executive officers of the Company. In 2000, the Compensation Committee consisted of Directors Joel D. Marvil (Chairman), Irvin Ackerson and Mark J. Hontz and met three times during 2000.

Compensation of Directors

     During 2000, Directors of the Bank, other than full-time employees of the Bank, received an annual retainer of $1,000. Directors who were not full-time employees of the Bank received a fee of $500 for each regular monthly Board meeting or special Board meeting attended, and $100 for each committee meeting attended.

     In addition, each director who undertook a special project at the request of the Bank and with Board of Directors' approval was paid at an hourly rate of $100 per hour for their time spent on the project. Directors of the Company did not receive any additional compensation for their service on the Board of Directors during 2000.

     For 2001, Directors of the Company will receive an annual retainer of $4,000 each. Directors of the Bank will no longer receive an annual retainer.


     The Company maintains the 1995 Stock Option Plan for Non-Employee Directors (the "Non-Employee Plan), the purpose of which is to assist the Company in attracting and retaining qualified persons to serve as members of the Board of Directors.

     Under the Non-Employee Plan, options to purchase up to a total of 32,000 shares of Common Stock may be granted at exercise prices which may not be less than the fair market value of the Common Stock on the date of grant. Under the Non-Employee Plan, each non-employee director elected at the 1995 Annual Meeting was granted an option to purchase 3,000 shares at $11.25 per share. In addition, each non-employee director who is elected or re-elected to serve on the Board of Directors at succeeding annual meetings will be granted an option to purchase 500 shares of Common Stock at the time of such re-election. The exercise price for options granted in connection with the 2000 annual meeting was $8.50. In addition, members of the Board of Directors will be eligible to participate in the 2001 Option Plan, if it is approved by the shareholders. See "Proposal 2-Approval of the Sussex Bancorp 2001 Stock Option Plan".

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT


     The following table sets forth information concerning the beneficial ownership of shares of Common Stock as of February 28, 2001, by (i) each person who is known by the Company to own beneficially more than five percent (5%) of the issued and outstanding Common Stock ,(ii) each director and nominee for director of the Company, Percent (iii) of Class each executive officer of the Company described in this Proxy Statement under the caption "Executive Compensation" and (iv) all directors and executive officers of the Company as a group. Other than as set forth in this table, the Company is not aware of any individual or group which holds in excess of 5% of the outstanding Common Stock.



                                               Number of Shares        Percent
          Name of Beneficial Owner          Beneficially Owned (1)     of Class
---------------------------------------  ---------------------------  ---------
Irvin Ackerson                                   31,028(2)               1.89
---------------------------------------  ---------------------------  ---------
Mark J. Hontz                                     1,105(3)
---------------------------------------  ---------------------------  ---------
Donald L. Kovach                                120,531(4)(5)            7.33
---------------------------------------  ---------------------------  ---------
William E. Kulsar                                29,748(6)               1.89
---------------------------------------  ---------------------------  ---------
Joel D. Marvil                                   43,440(7)               2.64
---------------------------------------  ---------------------------  ---------
Richard Scott                                    52,551(8)               3.20
---------------------------------------  ---------------------------  ---------
Terry Thompson                                   10,375(9)                .65
---------------------------------------  ---------------------------  ---------
Joseph Zitone                                    83,941(10)              5.11
---------------------------------------  ---------------------------  ---------
Directors & Principal Officers as a             373,079                 22.69
Group (8 persons)
---------------------------------------  ---------------------------  ---------
Beneficial Owners of more than
5% of Common Stock:
---------------------------------------  ---------------------------  ---------
Ambrose Hamm                                    122,559                  7.46
P.O. Box E
Branchville, NJ 07826
---------------------------------------  ---------------------------  ---------
Lakeland Bancorp, Inc.                          163,391                  9.94
250 Oak Ridge Road
Oak Ridge, NJ 07438
=======================================  ===========================  =========

(1) Beneficially owned shares include shares over which the named person exercises either sole or shared voting power or sole or shared investment power. It also includes shares owned (i) by a spouse, minor children or by relatives sharing the same home, (ii) by entities owned or controlled by the named person, and (iii) by other persons if the named person has the right to acquire such shares within 60 days by the exercise of any right or option. Unless otherwise noted, all shares are owned of record and beneficially by the named person, either directly or through the dividend reinvestment plan.

(2) Includes 11,900 shares owned by Mr. Ackerson's wife. Also includes 8,253 shares purchasable upon the exercise of immediately exercisable stock options.

(3) Also includes 788 purchasable upon the exercise of immediately exercisable stock options.

(4) Includes 15,426 shares owned by Mr. Kovach's wife, 5,731 shares in the name of Merrill Lynch Pierce Fenner & Smith, FBO Donald L. Kovach and 3,458 shares in the name of Merrill Lynch Pierce Fenner & Smith, FBO Betty J. Kovach, 1,260 shares in the name of IBAA Financial Services FBO Donald L. Kovach, 1,365 shares in the name of IBAA Financial Services FBO Betty J. Kovach. Also includes 6,619 shares purchasable upon the exercise of stock options.

(5) Includes 39,105 shares over which Mr. Kovach has voting authority as administrator for The Sussex County State Bank Employee Stock Ownership Plan.

(6) Includes 1,596 shares in the name of Merrill Lynch Pierce Fenner & Smith FBO William E. Kulsar IRA and 18,523 shares in the name of Merrill Lynch Pierce Fenner & Smith FBO William E. Kulsar. Also includes 8,719 shares purchasable upon the exercise of immediately exercisable stock options.

(7) Also includes 9,790 shares purchasable upon the exercise of immediately exercisable stock options.

(8) Also includes 9,769 shares purchasable upon the exercise of immediately exercisable stock options.

(9)  Also includes 892 shares purchasable upon the exercise of stock options

(10) Includes 11,022 shares owned by the Zitone Construction & Supply Co., Inc. Profit Sharing Plan Trust and 15,300 shares in the name of Smith Barney FBO Joseph Zitone. Also includes 1,050 shares purchasable upon the exercise of immediately exercisable stock options.

Annual Executive Compensation and All Other Compensation

            The following table sets forth a summary for the last three (3) fiscal years of the cash and non-cash compensation awarded to, earned by, or paid to, the Chief Executive Officer of the Company. Our CEO is the only executive officer whose remuneration exceeded $100,000 for the last fiscal year.


                           SUMMARY COMPENSATION TABLE

                         Cash and Cash Equivalent Forms
                                 of Remuneration

-----------------------------------  =======  ==========================================  ============  =========================
                                                     Annual Compensation                      Award             Payouts
                                              ------------------------------------------  ------------  -------------------------
                                                                                           Securities
                                                                                           Underlying      LTIP        All Other
                                                                          Other Annual    Options/SARs   Payouts     Compensation
 Name and Principal Position           Year    Salary ($)   Bonus ($)   Compensation ($)       (#)         ($)            ($)
 ---------------------------           ----    ---------    --------    ----------------       ---         ---            ---
-----------------------------------  -------  ------------  ---------  -----------------  ------------  -----------  ------------

Donald L. Kovach, Chairman of the     2000      168,618       -0-              (1)            315          None           -0-
Board and CEO
                                     -------  ------------  ---------  -----------------  ------------  -----------  ------------

                                      1999      159,723       -0-              (1)            720          None           -0-
                                     -------  ------------  ---------  -----------------  ------------  -----------  ------------

                                      1998      155,546       -0-              (1)            945          None           -0-
-----------------------------------  -------  ------------  ---------  -----------------  ------------  -----------  ------------


(1) During the fiscal years presented, the Company provided additional life insurance and an automobile and provided a match to Mr. Kovach's 401(k) plan account membership for Mr. Kovach. The use made thereof for personal purposes did not exceed 10% of the total cash compensation to such persons which is the sum of base salary and bonus and therefore is not included in the above table.


Employment Agreements

            The Company and the Bank are parties to an Employment Agreement with Mr. Donald L. Kovach pursuant to which he serves as President and Chief Executive Officer of the Company and the Bank (the "Employment Agreement"). The Employment Agreement provides for a term ending on August 31, 2002, although it will be automatically extended on each anniversary date for up to two (2) additional one-year periods unless either party provides notice of their intention not to extend the contract. No such notice was given for the August 31, 2000 anniversary. The Employment Agreement provides that Mr. Kovach will receive a base salary of $160,200, subject to increase or decrease, and may be granted a discretionary bonus as determined by the Board of Directors. The Employment Agreement permits the Company to terminate Mr. Kovach's employment for cause at any time. The Employment Agreement defines cause to mean personal dishonesty, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of law, rule or regulation, other than traffic violations or similar offenses, or violation of a final cease and desist order, or a material breach of any provision of the Agreement. In the event Mr. Kovach is terminated for any reason other than cause, or in the event Mr. Kovach resigns his employment because he is reassigned to a position of lesser rank or status than President and Chief Executive Officer, his place of employment is relocated by more than 30 miles from its location on the date of the Agreement, or his compensation or other benefits are reduced, Mr. Kovach, or in the event of his death, his beneficiary, will be entitled to receive his base salary at the time of such termination or resignation for the remaining term of the Agreement. In addition, the Company will continue to provide Mr. Kovach with certain insurance and other benefits through the end of the term of the Agreement. Mr. Kovach's Employment Agreement further provides that upon the occurrence of a change in control of the Company, as defined in the Employment Agreement, and in the event Mr. Kovach is terminated for reasons other than cause or in the event Mr. Kovach, within 18 months of the change in control, resigns his employment for the reasons discussed above, he shall be entitled to receive a severance payment based upon his then current base salary. Under the Agreement, in the event the change in control occurs, Mr. Kovach is entitled to a severance payment equal to 2.99 times his then current base salary. The Employment Agreement also prohibits Mr. Kovach from competing with the Bank and the Company for a period of one year following termination of his employment.


Retirement Plans

            The Bank maintains a salary continuation plan for Mr. Kovach. Under this plan, Mr. Kovach will receive a retirement benefit equal to 35% of his average final compensation determined by his last five years of employment. Mr. Kovach will receive this benefit in the event that he works to age 70, or he is involuntarily discharged prior to age 70 for any reason other than "cause". For purposes of the Salary Continuation Agreement, cause is defined in the same manner as under Mr. Kovach's Employment Agreement. Annual retirement payments are to be made for fifteen years under the Salary Continuation Agreement to Mr. Kovach or, in the event of his death, to his spouse.


Incentive Stock Option Plan

            The Company maintains the 1995 Incentive Stock Option Plan which provides for options to purchase shares of Common Stock to be issued to key employees of the Company, the Bank and any other subsidiaries which the Company may acquire or incorporate in the future. Individual employees to whom options will be granted under the Plan are selected by the Stock Option Committee of the Board of Directors. The Stock Option Committee has the authority to determine the terms and conditions of options granted under the Plan and the exercise price therefor, which may be no less than the fair market value of the Common Stock.

            The following table sets forth information regarding stock option grants to the individuals named in the table above:

                                         OPTION/SAR GRANTS IN LAST FISCAL YEAR

================================================================================================================================
INDIVIDUAL GRANTS
----------------- -----------------------  ------------------------  ----------------------  ----------  -----------------------
                    Number of Securities    % of Total Option/SARs                                       Present Value of Option
                  Underlying Options/SARs  Granted to Employees in   Exercise or Base Price  Expiration        on Date of
         Name          Granted (#)(1)            Fiscal Year                   ($/SH)           Date           Grant($)(2)
----------------- -----------------------  ------------------------  ----------------------  ----------  -----------------------
Donald L. Kovach            315                       6%                      8.49            1/12/2004           $2.30
================= =======================  ========================  ======================  ==========  =======================

-------------------
(1) As of December 31, 2000, one-quarter of these options were immediately exercisable.

(2) The present value of each option grant is estimated on the date of grant using the Black-Scholes option pricing model with the following weighted average assumptions: dividend yield of 1.85%, expected volatility of 22.56%, risk free interest rate of 6.45%, and an expected life of five (5) years.

         The following table sets forth information concerning the fiscal year-end value of unexercised options held by the executive officers of the Company named in the table above. No stock options were exercised by such executive officers during 2000:

                                          AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL
                                                 YEAR AND FY-END OPTION/SAR VALUES
=================================================================================================================================

                                                              Number of Securities           Value of Unexercised In-the-
                                                              Underlying Unexercised         Money Options/SARs at FY-
                                                              Options/SARs at FY-End (#)     End ($) (based on $10.25 per share)
                      Shares Acquired on     Value            Exercisable/                   Exercisable/
        Name          Exercise (#)           Realized ($)     Unexercisable                  Unexercisable
---------------------------------------------------------------------------------------------------------------------------------
   Donald L. Kovach         -0-                 -0-              8,122/1,719                      $36,181/$887

=================================================================================================================================

Interest of Management and Others in Certain Transactions

         The Bank has made in the past and, assuming continued satisfaction of generally applicable credit standards, expects to continue to make loans to directors, executive officers and their associates (i.e. corporations or organizations for which they serve as officers or directors or in which they have beneficial ownership interests of ten percent or more). These loans have all been made in the ordinary course of the Bank's business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and do not involve more than the normal risk of collectibility or present other unfavorable features.

         The Bank paid $13,937 to Kovach and Vanderwiele, Attorneys at Law, at which Donald L. Kovach, Chairman of the Board and Chief Executive Officer, is a member, for legal services rendered to the Bank during fiscal 2000. Said firm renders legal services to the Bank on a continuing basis.

         The Bank paid $12,895 during fiscal 2000 to Caristia, Kulsar & Wade, P.A., Certified Public Accountants, at which William E. Kulsar, Secretary and a Director of the Company and the Bank is a member, for accounting services rendered to the Bank for IRS filing purposes and other accounting services beyond those provided by the annually retained independent public accountants. Caristia, Kulsar, & Wade, P.A. continues to render accounting services to the Bank. Mr. Kulsar was also paid $2,831 is consulting fees.

         The Bank paid $17,885 to Irvin Ackerson for appraisal services rendered to the Bank during fiscal 2000. Irvin Ackerson continues to render appraisal services to the Bank.

         The Bank leases its Montague branch office from Montague Mini Mall, Inc. under a lease covering 1,200 square feet. The lease agreement was renewed as of April 1, 1997. As renewed, the lease will terminate on March 31, 2002, and provides for a monthly rent of $1,650. Mr. Joseph Zitone, a Director of the
Company,  is a majority  stockholder  of Montague  Mini Mall,  Inc.  The Company considers the lease terms to be comparable to those which exist with unaffiliated third parties.


Recommendation and Vote Required

         Nominees will be elected by a plurality of the shares voting at the Annual Meeting.

THE BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" ITS NOMINEES FOR THE BOARD OF DIRECTORS.

                   PROPOSAL 2 - APPROVAL OF THE SUSSEX BANCORP
                             2001 STOCK OPTION PLAN

         The Board of Directors has approved for submission to the shareholders the Sussex Bancorp 2001 Stock Option Plan (the "2001 Option Plan"), set forth as Exhibit B to this proxy statement.

Introduction

         The Board of Directors believes that the ability of the Company to offer current and potential employees, officers and directors of the Company and its subsidiaries and affiliates stock options, permitting those individuals to share in the performance of the Company, is an important tool for recruiting and retaining talent. Although the Board and the shareholders have previously approved the Non-Employee Plan and the 1995 Incentive Stock Option Plan, no shares remain available for grant under either of those plans. Therefore, in order to have options available to recruit new members of management, and to continue to provide incentives for the Company's existing management, the Board of Directors has approved the 2001 Option Plan, subject to shareholder approval.

Administration

         The 2001 Option Plan will be administered by the Board of Directors, which will have power to designate the optionees and determine the number of shares subject to each option, the date of grant and the terms and conditions governing the options, including any vesting schedule. The Board of Directors will designate whether any options granted under the 2001 Option Plan will be non-statutory stock options or incentive stock options ("ISO") under the Internal Revenue Code of 1986 (the "Code"). In addition, the Board is charged with the responsibility of interpreting the 2001 Option Plan and making all administrative determinations thereunder.

Eligibility

         Employees, officers and directors of the Company or any parent, subsidiary or affiliate of the Company are eligible to receive options under the 2001 Option Plan.

Shares Subject to the Plan

         The 2001 Option Plan authorizes the Company to issue 165,000 shares of the Company's Common Stock pursuant to options. Under the 2001 Option Plan, the number and price of shares available for stock option and the number of shares covered by stock options will be adjusted equitably for stock splits, stock dividends, recapitalizations, mergers and other changes in the Common Stock.

Term

         Options granted under the 2001 Option Plan will have terms of ten (10) years, subject to earlier termination of the options as provided by the 2001 Option Plan.

Exercise Price

         The 2001 Option Plan provides that options which qualify as ISOs under the Code are to be granted at an exercise price equal to 100% of the fair market value of the Common Stock purchasable upon exercise of the option on the date of the grant of the option and non-statutory options may be granted at a price no less than 85% of the fair market value on the date of the grant of the option. Fair market value is to be determined by the Board of Directors in good faith. Shares acquired pursuant to the exercise of an option granted under the 2001 Option Plan are payable in full at the time of exercise.

Tax Consequences

         Under the 2001 Employee Option Plan, the Board of Directors may designate whether an option is to be a non-statutory option or an ISO at the time of grant. The grant of a non-statutory option which has no readily ascertainable fair market value at the time it is granted is not taxable to the recipient of the option for federal income tax purposes at the time of granted. The options granted under the 2001 Employee Option Plans should be considered as having no readily ascertainable fair market value at the time of grant because they are not tradeable on an established market.

         The recipient of a non-statutory option realizes compensation taxable as ordinary income at the time the option is exercised or transferred. The amount of such compensation is equal to the amount by which the fair market value of the stock acquired upon exercise of the option exceeds the amount required to be paid for such stock. At the time the compensation income is realized by the recipient of the option, the Company is entitled to an income tax deduction in the amount of the compensation income, provided applicable rules pertaining to tax withholding are satisfied and the compensation represents an ordinary and necessary business expense of the Company. The stock acquired upon exercise of the option has an adjusted basis in the hands of the recipient equal to its fair market value taken into account in determining the recipient's compensation and a holding period commencing on the date the stock is acquired by the recipient. At the time the stock is subsequently sold or otherwise disposed of by the recipient, the recipient will recognize a taxable capital gain or loss measured by the difference between the adjusted basis of the stock at the time it is disposed of and the amount realized in connection with the transaction. The long term or short nature of such gain or loss will depend upon the applicable holding period for such stock.

         For federal income tax purposes, no taxable income results to the optionee the grant of an ISO or upon the issuance of shares to the optionee upon the exercise of the option. Correspondingly, no deduction is allowed to the Company upon either the grant or the exercise of an ISO.

         If shares acquired upon the exercise of an ISO are not disposed of either within the two-year period following the date the option is granted or within the one-year period following the date the shares are issued to the optionee pursuant to exercise of the option, the difference between the amount realized on any disposition thereafter and the option price will be treated as a long-term capital gain or loss to the optionee. If a disposition occurs before the expiration of the requisite holding periods, then the lower of (i) any excess of the fair market value of the shares at the time of exercise of the option over the option price or (ii) the actual gain realized on disposition, will be deemed to be compensation to the optionee and will be taxed at ordinary income rates. In such event, the Company will be entitled to a corresponding deduction from its income, provided the Company withholds and deducts as required by law. Any such increase in the income of the optionee or deduction from the income of the Company attributable to such disposition is treated as an increase in income or a deduction from income in the taxable year in which the disposition occurs. Any excess of the amount realized by the optionee on disposition over the fair market value of the shares at the time of exercise will be treated as capital gain.

Recommendation and Vote Required for Approval

         The Board has unanimously approved the 2001 Option Plan. The Board believes that the 2001 Option Plan is in the best interests of the shareholders and recommends it for approval shareholders. Under the New Jersey Business Corporation Act, adoption of the 2001 Employee Option Plan by the Company requires the vote of the majority of votes cast at the Annual Meeting. The Board of Directors unanimously recommends that you vote in favor of the 2001 Employee Option Plan.


                              INDEPENDENT AUDITORS

         The Company's independent auditors for the fiscal year ended December 31, 2000 were Radics & Co., L.L.P. ("Radics & Co."). Radics & Co. has advised the Company that one or more of its representatives will be present at the Annual Meeting to make a statement if they so desire and to respond to appropriate questions.

Audit Fees

         The Company was billed the aggregate amount of $39,750 for fiscal year 2000 for professional services rendered by Radics & Co., LLP for audit of the Company's annual financial statements for 2000 and review of the financial statements included in the Company's forms 10-QSB during 2000. Apart from these services, the Company did not obtain any services from Radics & Co., LLP during 2000.

Financial Information System Design and Implemental Fees

         The Company was not billed any amount for financial information system design and implementation services rendered by Radics & Co. during 2000.

All Other Fees

         Other than the fees set forth above under Audit Fees, the Company was not billed for any services by Radics & Co. for fiscal year 2000.


                          COMPLIANCE WITH SECTION 16(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than ten percent stockholders are required by regulation of the Securities and Exchange Commission to furnish the Company with copies of all Section 16(a) forms they file.

         During the year ended December 31, 2000, two members of the Company's Board of Directors failed to timely file reports of changes in beneficial ownership on Forms 4. Mr. Mark J. Hontz purchased a total of 715 shares in five separate transactions from May through October, 2000. Mr. Hontz subsequently filed a Form 4 reporting these transactions. In addition, Mr. Donald L. Kovach purchased 100 shares of the Company's common stock in May, 2000. Mr. Kovach also subsequently filed a Form 4 reporting this transaction.


                              STOCKHOLDER PROPOSALS

         Proposals of stockholders to be included in the Company's 2002 proxy material must be received by the Secretary of the Company no later than December 31, 2001.


                                  OTHER MATTERS

         The Board of Directors is not aware of any other matters which may come before the Annual Meeting. However, in the event such other matters come before the meeting, it is the intention of the persons named in the proxy to vote on any such matters in accordance with the recommendation of the Board of Directors.

                                    EXHIBIT A

                             AUDIT COMMITTEE CHARTER

                                                                       Exhibit A


                             AUDIT COMMITTEE CHARTER

                                  Organization

           There shall be a committee of the Board of Directors to be known as the Audit Committee. The Audit Committee shall be composed of at least three directors, the majority of whom are "independent directors", as that term is defined under the regulations of the American Stock Exchange or the National Association of Securities Dealers. In addition, each member of the committee must be able to read and understand fundamental financial statements.

                               Statement of Policy

           The Audit Committee shall provide assistance to the Company's directors in fulfilling their oversight responsibilities relating to corporate accounting, reporting practices of the Company, and the quality and integrity of the financial reports of the Company. In doing so, it is the responsibility of the Audit Committee to maintain free and open means of communication between the directors, the independent auditors and the management of the Company. The Audit Committee acknowledges its ultimate accountability to the Board of Directors of the Company as the representatives of the shareholders.

                                Responsibilities

           In carrying out its responsibilities, the Audit Committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the directors and shareholders that the corporate accounting and reporting practices of the Company are in accordance with all requirements and are of the highest quality.

           In carrying out these responsibilities, the Audit Committee will:

            1. provide an open avenue of communication between the independent auditor, the internal auditor and the Board of Directors;

            2. meet as frequently as circumstances require, and invite members of management or others to attend meetings and provide pertinent information as necessary;

            3. confirm and assure the independence of the independent auditor and the internal auditor by, among other things, receiving from such auditor a formal written statement delineating all relationships between the auditor and the Company and consistent with Independence Standards Board Standard 1, and reviewing and discussing with the Board of Directors, if necessary, any relationships between the independent auditors and the Company or any other relationships that may adversely affect the independence of the auditor;

            4. review with the independent auditor and the internal auditor the coordination of audit efforts to assure completeness of coverage, reduction of redundant efforts, and the effective use of audit resources;

            5. inquire of management and the independent auditor and the internal auditor about significant risks or exposures and assess the steps management has taken to minimize such risks.

            6. inquire of management as to compliance with independent auditor and internal auditor review, annual reporting to Company stockholders, and disclosure matters pursuant to SEC Regulation S-B, Section 228.310 and Section 228.306

            7. consider and review with management, the independent auditor and the internal auditor:

                a. findings and  recommendations of the independent  auditor and the internal auditor and together with management's responses including the status of previous audit recommendations;

                b. any  difficulties  encountered  in the course of audit  work, including any restrictions on the scope of activities or access to required information;

                c. the adequacy of the Company's  internal  controls,  including computerized information system controls and security; and

                d. the internal  audit program and scope thereof as set forth in the Company audit manual; and any changes in the planned scope of audit.

                e. any changes in the planned scope of audit.

            8. meet periodically with the independent auditor, the internal auditor and management in separate executive sessions to discuss any matters that the committee or these groups believe should be discussed privately with the committee;

            9. report periodically to the Board of Directors on significant results of the foregoing activities;

            10. instruct the independent  auditor and the internal  auditor that the Board of Directors, as members representative, is the auditor's client;

            11. advise  management,  the  independent  auditor and the  internal auditor that they are expected to provide a timely analysis of significant current reporting issues and practices.

            12. provide  that  management,   the  independent  auditor  and  the
                internal auditor discuss with the Audit Committee their qualitative judgments about the appropriateness, not just the acceptability, of accounting principles and financial disclosure practices used or proposed to be adopted by the Company.

            13. recommend to the Board of Directors the independent  auditors to be  nominated,  approve  the  compensation  of  the  independent auditors, and review and approve the discharge of the independent auditors;

            14. consider,  in  consultation  with the independent  auditor,  the internal auditor and the Board of Directors, the audit scope and plan of the independent auditor;

            15. review with management,  the Board of Directors, the independent auditor and the internal auditor the results of annual audits and related comments in consultation with other committees of the Board of Directors, as deemed appropriate;

            16. assure  that  the  auditor's  reasoning  used  in  accepting  or questioning significant estimates by management is described;

            17. investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose if, in its judgement, that is appropriate;

            18. review  and  assess  the  adequacy  of  this  charter  at  least annually.

            19. review the results of and management's  responses to, regulatory and independent third party examinations.

                                                                       Exhibit B


                                 SUSSEX BANCORP
                             2001 STOCK OPTION PLAN
                             -----------------------

         1. PURPOSE. This 2001 Stock Option Plan (the "Plan") is established as a compensatory plan to attract, retain and provide equity incentives to selected persons and to promote the financial success of Sussex Bancorp, a New Jersey corporation (the "Company"). Capitalized terms not previously defined herein are defined in Section 18 of this Plan.

         2. TYPES OF OPTIONS. Options granted under this Plan (the "Options") may be either (a) incentive stock options ("ISOs") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or (b) non-qualified stock options ("NQSOs"), as designated at the time of grant. The shares of stock that may be purchased upon exercise of Options granted under this Plan are shares of the common stock of the Company (the "Shares").

         3. NUMBER OF SHARES. The aggregate number of Shares that may be issued pursuant to Options granted under this Plan is 165,000 Shares, subject to adjustment as provided in this Plan. If any Option expires or is terminated without being exercised in whole or in part, the unexercised or released Shares from such Option shall be available for future grants under this Plan. At all times during the term of this Plan, the Company shall reserve and keep available such number of Shares as shall be required to satisfy the requirements of outstanding Options under this Plan.

         4. ELIGIBILITY.


                a. General  Rules of  Eligibility.  Options  may be  granted  to employees, officers and directors of the Company or any Parent, Subsidiary or Affiliate of the Company. The Board (as defined in Section 14) in its sole discretion shall select the recipients of Options ("Optionees"). An Optionee may be granted more than one Option under this Plan.

                b. Company  Assumption  of Options.  The Company may also,  from time to time, assume outstanding options granted by another company, whether in connection with an acquisition of such other company or otherwise, by either (i) granting an Option under this Plan in replacement of the option assumed by the Company, or (ii) treating the assumed option as if it had been granted under this Plan if the terms of such assumed option could be applied to an option granted under this Plan. Such assumption shall be permissible if the holder of the assumed option would have been eligible to be granted an option hereunder if the other Company had applied the rules of this Plan to such grant.

         5. TERMS AND CONDITIONS OF OPTIONS. The Board shall determine whether each Option is to be an ISO or an NQSO, the number of Shares subject to the Option, the exercise price of the Option, the period during which the Option may be exercised, and all other terms and conditions of the Option, subject to the following:

                a. Form of Option  Grant.  Each Option  granted  under this Plan shall be evidenced by a written Stock Option Grant (the "Grant") in substantially the form attached hereto as Exhibit A or such other forms as shall be approved by the Board.

                b. Date of Grant.  The date of grant of an  Option  shall be the date on which the Board makes the determination to grant such Option, unless otherwise specified by the Board. The Grant representing the Option will be delivered to the Optionee with a copy of this Plan within a reasonable time after the date of grant; provided, however that if, for any reason, including a unilateral decision by the Company not to execute an agreement evidencing such option, a written Grant is not executed within sixty (60) days after the date of grant, such option shall be deemed null and void. No option shall be exercisable until such Grant is executed by the Company and the Optionee.

                c. Exercise  Price.  The  exercise  price of an ISO shall be not less than one hundred percent (100%) of the Fair Market Value of the Shares on the date of the Grant. The exercise price of any ISO granted to a person owning more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary of the Company ("Ten Percent Shareholder") shall not be less than one hundred ten percent (110%) of the Fair Market Value of the Shares on the date of the Grant. The exercise price of an NQSO shall be determined by the Board on the date the Option is granted

                d. Exercise  Period.  Options  shall be  exercisable  within the times or upon the events determined by the Board as set forth in the Grant; provided, however no Option shall be exercisable after the expiration of ten (10) years from the date the Option is granted, and provided further that no ISO granted to a Ten Percent Shareholder shall be exercisable after the expiration of five (5) years from the date the Option is granted.

                e. Limitations   on  ISOs.   The  aggregate  Fair  Market  Value
                   (determined as of the time an Option is granted) of stock with respect to which ISOs are exercisable for the first time by an Optionee during any calendar year (under this Plan or under any other incentive stock option plan of the Company or any parent or subsidiary of the Company) shall not exceed one hundred thousand dollars ($100,000). If the Fair Market Value of stock with respect to which ISOs are exercisable for the first time by an Optionee during any calendar year exceeds $100,000, the Options for the first $100,000 worth of stock to become exercisable in such year shall be ISOs and the Options for the amount in excess of $100,000 that become exercisable in that year shall be NQSOs. In the event that the Code or the regulations promulgated thereunder are amended after the effective date of this Plan to provide for a different limit on the Fair Market Value of Shares permitted to be subject to ISOs, such different limit shall be incorporated herein and shall apply to any Options granted after the effective date of such amendment.

                f. Transferability  of Options . ISOs  granted  under this Plan, and any interest therein, shall not be transferable or assignable by the Optionee, and may not be made subject to any execution, attachment or similar process, otherwise than by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionee only by the Optionee or any permitted transferee. NQSOs granted under this Plan shall also generally not be transferrable or assignable, provided, however, that any NQSO granted hereunder may be transferred by an Optionee to members of the Optionee's immediate family, or to any trust or benefit plan established for the benefit of such Optionee or immediate family member, or pursuant to the laws of descent and distribution

                g. Assumed  Options.  In the event the Company assumes an option granted by another company in accordance with 4 (b) above, the terms and conditions of such option shall remain unchanged (except, the exercise price and the number and nature of shares issuable upon exercise, which will be adjusted appropriately pursuant to Section 424 of the Code and the Treasury Regulations applicable thereto). In the event the Company elects to grant a new option rather than assuming an existing option (as specified in Section 4), such new option need not be granted at Fair Market Value on the date of grant and may instead be granted with a similarly adjusted exercise price.

         6. VESTING SCHEDULE.


         Options issued under the Plan may, in the discretion of the Board, be fully and immediately vested upon issuance or may vest in one or more installments over a specified period of time (the "Vesting Schedule").

         7. MODIFICATIONS, EXTENSION AND RENEWAL OF OPTIONS. The Board shall have the power to modify, extend or renew outstanding Options and to authorize the grant of new Options in substitution therefor, provided that any such action may not, without the written consent of the Optionee, impair any rights under any Option previously granted. Any outstanding ISO that is modified, extended, renewed or otherwise altered shall be treated in accordance with Section 424(h) of the Code.

         8. EXERCISE OF OPTIONS.


                a. Notices.  Options  may be  exercised  only by delivery to the
                   Company of a written exercise agreement in substantially the form attached hereto as Exhibit 1 or in a form approved by the Board (which need not be the same for each Optionee), stating the number of Shares being purchased, the restrictions imposed on the Shares, if any, and such representations and agreements regarding the Optionee's investment intent and access to information, if any, as may be required by the Company to comply with applicable securities laws, together with payment in full of the exercise price for the number of Shares being purchased.

                b. Payment.  Payment  for the  Shares  may be  made in cash  (by check) or, where approved by the Board in its sole discretion at the time of grant and, where permitted by law (i) by cancellation of indebtedness of the Company to the Optionee,

                   (ii) by surrender of shares of Common Stock of the Company already owned by the Optionee, having a Fair Market Value equal to the exercise price of the Option; (iii) by waiver of compensation due and accrued to Optionee for services rendered; (iv) through a guaranty by the Company of a loan to the Optionee by a third party, or a loan from the Company, of all or part of the option price (but not more than the option price), and any guaranty or loan from the Company may be on an unsecured or secured basis as the Board shall approve (including without limitation, by a security interest in the shares of the Company); (v) provided that a public market for the Company's stock exists, through a "same day sale" commitment from the Optionee and a broker-dealer that is a member of the National Association of Securities Dealers, Inc. (an "NASD Dealer") whereby the Optionee irrevocably elects to exercise the Option and to sell a potion of the shares so purchased to pay for the exercise price and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the exercise price directly to the Company;
                   (vi) provided that a public market for the Company's stock exists, through a "margin" commitment from the Optionee and an NASD Dealer whereby the Optionee irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in the amount of the exercise price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the exercise price directly to the Company or (vi) any combination of the foregoing;

                c. Limitations on Exercise. Notwithstanding anything else to the contrary in the Plan or any Grant, no Option may be exercisable later than the expiration date of the Option.


                d. Withholding  Taxes.  Prior to  issuance  of the  Shares  upon exercise of an Option, the Optionee shall pay or make adequate provision for any federal or state withholding obligations of the Company, if applicable. Where approved by the Board in its sole discretion, the Board may provide for payment of withholding taxes upon exercise of the Option by requesting that the Company retain Shares with a Fair Market Value equal to the minimum amount of taxes required to be withheld. In such case, the Company shall issue the net number of Shares to the Optionee by deducting the Shares retained from the Shares exercised. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined in accordance with Section 83 (b) of the Code (the "Tax Date"). All elections by Optionee to have Shares withheld for this purpose shall be made in writing in a form acceptable to the Committee and shall be subject to the following restrictions:

                   1. the  election  must be made on or prior to the  applicable
                      Tax Date;

                   2. once made,  the election  shall be  irrevocable  as to the particular Shares as to which the election is made;

                   3. all   elections   shall  be  subject  to  the  consent  or
                      disapproval of the Board;

                   4. if the  Optionee  is an officer or director of the Company or other person (in each case, an "Insider") whose transactions in the Company's Common Stock are subject to
                      Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act" and if the Company is subject to Section 16(b) of the Exchange Act, the election must be made at least six (6) months prior to the Tax Date and must otherwise comply with Rule 16b-3.

         9. PRIVILEGES OF STOCK OWNERSHIP. No Optionee shall have any of the rights of a shareholder with respect to any Shares subject to an Option until such Option is properly exercised. No adjustment shall be made for dividends or distributions or other rights for which the record date is prior to such date, except as provided in this Plan.

         10. NO OBLIGATION TO EMPLOY; NO RIGHT TO FUTURE GRANTS. Nothing in this Plan or any Option granted under this Plan shall confer on any Optionee any right (a) to continue in the employ of, or other relationship with, the Company or any Parent or Subsidiary of the Company, including continued service on any of the Boards of Directors of any of the Company, its Parent or Subsidiaries or limit in any way the right of the Company or any Parent or Subsidiary of the Company to terminate the Optionee's employment or other relationship, including service on any Boards, at any time, with or without cause or (b) to have any Option(s) granted to such Optionee under this Plan, or any other plan, or to acquire any other securities of the Company, in the future.

         11. ADJUSTMENT FOR CHANGES IN CAPITAL STRUCTURE. In the event that the number of outstanding shares of Common Stock of the Company is changed by a stock dividend, stock split, reverse stock split, combination, reclassification or similar change in the capital structure of the Company without consideration, or if a substantial portion of the assets of the Company are distributed, without consideration in a spin-off or similar transaction, to the shareholders of the Company, the number of Shares available under this Plan and the number of Shares subject to outstanding Options and the exercise price per share of such Options shall be proportionately adjusted, subject to any required action by the Board or shareholders of the Company and compliance with applicable securities laws; provided, however, that a fractional share shall not be issued upon exercise of any Option and any fractions of a Share that would have resulted shall either be cashed out at Fair Market Value or the number of Shares issuable under the Option shall be rounded up to the nearest whole number, as determined by the Board; and provided further that the exercise price may not be decreased to below the par value, if any, for the Share.

         12. ASSUMPTION OF OPTIONS BY SUCCESSORS.

               In the event of (i) a merger or consolidation in which the Company is not the surviving corporation (other than a merger or consolidation with a wholly-owned subsidiary or where there is no substantial change in the shareholders of the corporation and the Options granted under this Plan are assumed by the successor corporation), or (ii) the sale of all or substantially all of the assets of the Company, any or all outstanding Options shall be assumed by the successor corporation, which assumption shall be binding on all Optionees, an equivalent option shall be substituted by such successor corporation or the successor corporation shall provide substantially similar consideration to Optionee as was provided to shareholders (after taking into account the existing provisions of the Optionees' options such as the exercise price and the vesting schedule).

13. ADOPTION AND SHAREHOLDER APPROVAL. This Plan shall become effective on the date that it is adopted by the Board of Directors of the Company (the "Board").

This Plan shall be approved by the shareholders of the Company, in any manner permitted under New Jersey law, within twelve (12) months before or after the date this Plan is adopted by the Board.

         14. ADMINISTRATION. This Plan may be administered by the Board. The interpretation by the Board of any of the provisions of this Plan or any Option granted under this Plan shall be final and binding upon the Company and all persons having an interest in any Option or any Share purchased pursuant to an Option.

         15. TERM OF PLAN. Options may be granted pursuant to this Plan from time to time on or prior to January 31, 2011.


         16. AMENDMENT OR TERMINATION OF PLAN. The Board may, at any time, amend, alter, suspend or discontinue the Plan, but no amendment, alteration, suspension or discontinuation shall be made which would impair the rights of any Optionee under any Option theretofore granted, without his or her consent, or which, without the approval of a majority of the outstanding voting shares of the Company would:

                a. except as  provided in Section 11 of the Plan,  increase  the total number of Shares reserved for the purposes of the Plan;

                b. extend the duration of the Plan;

                c. extend  the  period  during  and over  which  Options  may be exercised under the Plan; or

                d. change  the class of  persons  eligible  to  receive  Options granted hereunder.

Without limiting the foregoing, the Board may at any time or from time to time authorize the Company, with the consent of the respective Optionee, to issue new options in exchange for the surrender and cancellation of any or all outstanding Options. Notwithstanding the foregoing, no amendment or alteration hereof shall be effective if such amendment would cause an option granted as an ISO to fail to qualify as an ISO under the Code, or cause this Plan and transactions executed hereunder to fail to qualify for the exemption provided from Section 16 of the Exchange Act pursuant to Rule 16b-3 promulgated by the Securities and Exchange Commission thereunder.

         17. INFORMATION RIGHTS. The Company shall furnish and/or make available financial statements on an annual basis to Optionees upon an Optionee becoming a shareholder of the Company.

         18. CERTAIN DEFINITIONS. As used in this Plan, the following terms shall have the following meanings:


                a. "Parent" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, at the time of the granting of the Option, each of the corporations other than the Company owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the corporations in such chain.

                b. "Subsidiary" mean any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of the granting of the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                c. "Affiliate"   means  any   corporation   that  directly,   or
                   indirectly through one or more intermediaries, control or is controlled by, or is under common control with, another corporation, where "control" (including the terms "controlled by" and "under common control with") means the possession, direct or indirect, of the power to cause the direction of the management and policies of the corporation, whether through the ownership of voting securities, by contract or otherwise.

                d. "Fair  Market  Value" shall mean the fair market value of the
                   Shares as determined by Board from time to time in good faith. As long as the stock is traded on the American Stock Exchange, the Fair Market Value shall be the closing price on the last trading day prior to the date of determination as reported by the Exchange.

                                    EXHIBIT A
                                 SUSSEX BANCORP
                           FORM OF STOCK OPTION GRANT

OPTION
------

Optionee:  ______________________

Address:   ______________________

Total Shares Subject to Option: __________

               Incentive:       __________

               Nonqualified:    __________

Exercise Price Per Share:       __________

               Incentive:       __________

               Nonqualified:    __________

Date of Grant:                  __________

Expiration Date of Option:      __________

TERMS
-----
            1. Grant of Option. Sussex Bancorp, a New Jersey corporation (the "Company"), hereby grants to the Optionee named above ("Optionee") an option (this "Option") to purchase the total number of shares of Common Stock of the Company set forth above (the "Shares") at the exercise price per share set forth above (the "Exercise Price"), subject to all of the terms and conditions of this Grant and the Company's 2001 Stock Option Plan, as amended to the date hereof (the "Plan"). If designated as an Incentive Stock Option above, this Option is intended to qualify as an "incentive stock option" ("ISO") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to them in the Plan.

            2.  Vesting Period of Option.


                a. Vesting  Schedule.  The option rights  granted  hereunder are exercisable during the time period or periods, and as to the number of shares exercisable during each time period, as follows:

                   i. _______ shares,  or any part thereof,  may be exercised at any time or time, from and including ________________ to and including _______________;

                   ii.an additional ______ shares,  or any part thereof,  may be
                      exercised  at  any  time  or  time,   from  and  including
                      _______________ to and including _______________;

                   iii.  an  additional  _______________  shares,  or  any  part thereof, may be exercised at any time or time, from and including _______________ to and including _______________;

                   iv.an  additional   _______________   shares,   or  any  part
                      thereof, may be exercised at any time or time, from and including _______________ to and including _______________;

                   v. and the  remaining  _______________  shares,  or any  part thereof, may be exercised at any time or time, from and including _______________ to and including
                      _______________.


                b. Changes in Vesting  Schedule.  Notwithstanding  the above: i.
                   this Option shall expire on the Expiration Date of the Option set forth above (the "Expiration Date") and must be exercised, if at all, on or before the Expiration Date. The portion of Shares as to which an Option is exercisable in accordance with the above schedule as of the applicable dates shall be deemed "Vested Options"; and

                   ii.if the  Company  is  subject  to  Change  in  Control  (as defined below) before the Option is fully vested, then the Option will accelerate and automatically become 100%
                      vested and immediately exercisable. For the purposes hereof, a "Change in Control" shall mean:

                a. a  reorganization,  merger,  consolidation  or sale of all or substantially all of the assets of the Company, or a similar transaction in which the Company is not the resulting entity;

                b. individuals  who  constitute  the Incumbent  Board (as herein defined) of the Company cease for any reason to constitute a majority thereof;

                c. (a) an  event  of a  nature  that  would  be  required  to be reported in response to Item I of the current report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Exchange Act; or

                d. Without  limitation,  a change in control  shall be deemed to have occurred at such time as (i) any "person" (as the term is used in Section 13(d) and 14(d) of the Exchange Act) other than the Company or the trustees or any administration of any employee stock ownership plan and trust, or any other employee benefit plans, established by Employer from time-to-time in is or becomes a "beneficial owner" (as defined in Rule 13-d under the Exchange Act) directly or indirectly, of securities of the Company representing 25% or more of the Company's outstanding securities ordinarily having the right to vote at the election of directors; or

                e A proxy statement soliciting proxies from stockholders of the Company is disseminated by someone other than the current management of the Company, seeking stockholder approval of a plan of reorganization, merger or consolidation of the Company or similar transaction with one or more corporations as a result of which the outstanding shares of the class of securities then subject to the plan or transaction are exchanged or converted into cash or property or securities not issued by the Company;

                f. A  tender  offer  is  made  for  25% or  more  of the  voting securities of the Company and the shareholder owning beneficially or of record 25% or more of the outstanding securities of the Company have tendered or offered to sell their shares pursuant to such tender and such tendered shares have been accepted by the tender offeror.

               For these purposes, "Incumbent Board" means the Board of Directors on the date hereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a voting of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by members or stockholders was approved by the same nominating committee serving under an Incumbent Board, shall be considered as though he were a member of the Incumbent Board.

         3. Restriction on Exercise. This Option may not be exercised unless such exercise is in compliance with the Securities Act of 1933, as amended, and all applicable state securities laws, as they are in effect on the date of exercise, and the requirements of any stock exchange or over-the-counter market on which the Company's Common Stock may be listed or quoted at the time of exercise.

         4. Termination of Option. Except as provided below in this Section 4, this Option shall terminate and may not be exercised if Optionee ceases to be employed by the Company or by a Parent or Subsidiary of the Company (or, in the case of a nonqualified stock option, by any Affiliate of the Company). Optionee shall be considered to be employed by the Company for all purposes under this
Section 4 if Optionee is an officer, director or full-time employee of the Company or any Parent, Subsidiary or Affiliate of the Company. The Board of Directors of the Company shall have discretion to determine whether Optionee has ceased to be employed by the Company or any Parent, Subsidiary or Affiliate of the Company and the effective date on which such employment terminated (the "Termination Date"). 1.

                a. Termination  Generally.  If Optionee ceases to be employed by the Company and all Parents, Subsidiaries or Affiliates of the Company for any reason except death or disability, this Option, to the extent (and only to the extent) that it would have been exercisable by Optionee on the Termination Date, may be exercised by Optionee, but only within thirty (30) days after the Termination Date; provided that this Option may not be exercised in any event after the Expiration Date.

                b. Death or Disability.

                   (i) If Optionee's employment with the Company and all Parents, Subsidiaries and Affiliates of the Company is terminated because of the death of Optionee or the permanent and total disability of Optionee within the meaning of Section 22(e) (3) of the Code, this Option, to the extent (and only to the extent) that it would have been exercisable by Optionee on the Termination Date, may be exercised by Optionee (or Optionee's legal representative), but only within twelve (12) months after the Termination Date, provided that this Option may not be exercised in any event later than the Expiration Date.

                   (ii) If Optionee's employment with the Company and all Parents, Subsidiaries and Affiliates of the Company is terminated because of disability of Optionee which is not permanent and total disability within the meaning of Section 22(e) (3) of the Code, this Option, to the extent (and only to the extent) that it would have been exercisable by Optionee on the Termination Date, may be exercised by Optionee (or Optionee's legal representative), but only within six (6) months after the Termination Date, provided that this Option may not be exercised in any event later than the Expiration Date. In such case, if Optionee fails to exercise this Option within the first three (3) months of such six (6) month period, this Option will no longer qualify as an ISO (even if it is designated an ISO on page 1 of this Grant).

                c. Wrongdoing.  Notwithstanding  any other  provisions set forth herein, if the Optionee shall (i) commit any material act of malfeasance or wrongdoing affecting the Company, (ii) breach any covenant not to compete or any employment contract with the Company, or (iii) engage in conduct that would warrant the Optionee's termination for cause, any unexercised portion of the Option shall terminate immediately and become null and void.

                d. No Right to Service.  Nothing in the Plan or this Grant shall confer on Optionee any right to continue in the employ of, or other relationship with, the Company or any Parent, Subsidiary or Affiliate of the Company including service on the Board of Directors of any of the Company, its Parent, Subsidiaries or Affiliates or limit in any way the right of the Company or any Parent, Subsidiary or Affiliate of the Company to terminate Optionee's employment or other relationship at any time, with or without cause.

         5. Manner of Exercise.

                a. Exercise  Agreement.  This  Option  shall be  exercisable  by delivery to the Company of an executed written Stock Option Exercise Agreement in the form attached hereto as Exhibit 1, or in such other form as may be approved by the Company, which shall set forth Optionee's election to exercise some or all of this Option, the number of Shares being purchased, any restrictions imposed on the Shares and such other representations and agreements as may be required by the Company to comply with applicable securities laws.

                b. Exercise  Price.  Such notice  shall be  accompanied  by full payment of the Exercise Price for the Shares being purchased. Payment for the Shares may be made in cash (by check), or, where permitted by law, by any of the following methods approved by the Board at the date of grant of this Option, or any combinations thereof:

[ANY OR ALL OF THE FOLLOWING MAY BE SPECIFIED FOR ANY GIVEN OPTIONEE:]

{ }            (i)           by cancellation of indebtedness of the Company to
                             the Optionee;
{ }            (ii)          by  surrender  of shares of Common  Stock of
                             the Company already owned by the Optionee, or which
                             were  obtained  by  Optionee  in  the  open  public
                             market,  having a Fair  Market  Value  equal to the
                             exercise price of the Option;
{ }            (iii)         by waiver of compensation due or accrued to
                             Optionee for services rendered;
{ }            (iv)          provided  that a  public  market  for  the
                             Company's  stock exists,  through a "same day sale"
                             commitment  from the Optionee  and a  broker-dealer
                             that is a member  of the  National  Association  of
                             Securities Dealers, Inc. (an "NASD Dealer") whereby
                             the  Optionee  irrevocably  elects to exercise  the
                             Option  and to  sell a  portion  of the  Shares  so
                             purchased to pay for the exercise  price and hereby
                             the NASD Dealer irrevocably commits upon receipt of
                             such Shares to forward the exercise  price directly
                             to the Company; or
               (v)           provided  that a public  market  for the  Company's
                             stock exists,  through a "margin"  commitment  from
                             the  Optionee  and  an  NASD  Dealer   whereby  the
                             Optionee irrevocably elects to exercise this option and to pledge the Shares so purchased to the NASD

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

                             Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the exercise price, and whereby the NASD Dealer in the amount of the exercise price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the exercise price directly to the Company.


                c. Withholding  Taxes.  Prior  to the  issuance  of  the  Shares exercised under this Option, Optionee must pay or make adequate provision for any applicable federal or state withholding obligations of the Company. The Optionee may provide for payment of Optionee's minimum statutory withholding taxes upon exercise of the Option by requesting that the Company retain Shares with a Fair Market Value equal to the minimum amount of taxes required to be withheld, all as set forth in Section 8(d) of the Plan. In such case, the Company shall issue the net number of Shares to the Optionee by deducting the Shares retained from the Shares exercised.

                d. Issuance of Shares. Provided that such notice and payment are in form and substance satisfactory to counsel for the Company, the Company shall cause the Shares to be issued in the name of Optionee or Optionee's legal representative.

         6. Notice of Disqualifying Disposition of ISO Shares. If the Option granted to Optionee herein is an ISO, and if Optionee sells or otherwise disposes of any of the Shares acquired pursuant to the ISO on or before the later of (l) the date two years after the Date of Grant, or (2) the date one year after exercise of the ISO with respect to the Shares to be sold or disposed of, the Optionee shall immediately notify the Company in writing of such disposition. Optionee acknowledges and agrees that Optionee may be subject to income tax withholding by the Company on the compensation income recognized by the Optionee from any such early disposition by payment in cash or out of the current wages or other earnings payable to the Optionee.

         7. Nontransferability of Option. This Option may not be transferred in any manner other than by will or by the law of descent and distribution and may be exercised during the lifetime of Optionee only by Optionee or other permitted transferee. The terms of this Option shall be binding upon the executors, administrators, successors and assigns of the Optionee.

         8. Interpretation. Any dispute regarding the interpretation of this Grant shall be submitted by Optionee or the Company to the Company's Board of Directors, which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Board shall be final and binding on the Company and an Optionee.

         9. Entire Agreement. The Plan and the Stock Option Exercise Agreement attached hereto as Exhibit l are incorporated herein by this reference. This Grant, the Plan and the Stock Option Exercise Agreement constitute the entire agreement of the parties hereto and supersede all prior undertakings and agreements with respect to the subject matter hereof.

                     [Remainder of Page Intentionally Blank]



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




                                 SUSSEX BANCORP

                                 By:________________________

                                 Name:______________________

                                 Title:_____________________

ACCEPTANCE
----------

         Optionee hereby acknowledges receipt of a copy of the Plan, represents that Optionee has read and understands the terms and provisions thereof, and accepts this Option subject to all the terms and conditions of the Plan and this Stock Option Grant. Optionee acknowledges that there may be adverse tax consequences upon exercise of this Option or disposition of the Shares and that Optionee should consult a tax adviser prior to such exercise or disposition.


                                    OPTIONEE

                                    ---------------------------
                                    Signature


                                    ---------------------------
                                    Print Name



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